[Logo]
                                 Liberty Newport
                                Asia Pacific Fund

                                  Annual Report
                                  June 30, 2000

                                [graphic omitted]

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

You may have noticed that your Fund has a new name. Beginning July 14, 2000, the names of our funds changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects that your Fund is part of the Liberty family of funds, which represents a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach for financial freedom -- however you define it.

The 12-month period ended June 30, 2000 was a time of both advancement and consolidation for the major stock markets of the Pacific Basin. Many of these markets performed superbly in 1999, riding the region's first wave of economic recovery since the financial crisis of 1997-1998. By the first quarter of 2000, valuations had gotten somewhat ahead of fundamentals; the result was a second-quarter correction that paralleled the stock market trends here in the United States. However, the 12-month period remained a profitable one for investors in the Far East.

We remain encouraged by the underlying economic trends throughout the region. The recovery that began in 1999 is continuing, and analysts' growth forecasts have notched upward. We caution that the extent and sustainability of economic recovery varies from country to country, but clearly the situation is much improved from the unsettled picture of two years ago.

Of special long-term significance is the pronounced trend toward deregulation and the opening of foreign markets. Greater China has served as a model in this regard, and the new government of India has taken steps in the same direction. As barriers to investment come down, your Fund's managers are presented with an ever-increasing array of investment choices.

The recovery of Japan's economy was a significant factor during the period, as it is an engine for the economic growth of the Asian region. A healthy Initial Public Offering (IPO) market, more liberal spending by the Japanese consumer, and investors' expectations of improved economic growth -- after years of stagnation -- have all provided opportunities for the Japanese stock market.

Liberty Newport Asia Pacific Fund posted good performance for the period, as in-depth analysis and quality stock selection enabled the Fund to outperform its benchmark. The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. We thank you for choosing Liberty Newport Asia Pacific Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    August 10, 2000

-------------------------------------------------------------------------------
  PERFORMANCE HIGHLIGHTS
  NET ASSET VALUE PER SHARE (as of 6/30/00)
        Class A                                                   $24.55
        Class B                                                   $24.31
        Class C                                                   $24.28
        Class Z                                                   $24.59

  DISTRIBUTIONS DECLARED PER SHARE (from 7/1/99-6/30/00)
        Class A                                                   $1.325
        Class B                                                   $1.277
        Class C                                                   $1.277
        Class Z                                                   $1.341
-------------------------------------------------------------------------------

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Change in Value of a $10,000
Investment for Class A Shares
8/19/98 - 6/30/00
-------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT IN
SHARE CLASSES FROM 8/19/98 - 6/30/00
                                                Without                 With
                                                 sales                  sales
                                                charge                 charge
-------------------------------------------------------------------------------
Class A                                         $26,098                $24,598
-------------------------------------------------------------------------------
Class B                                         $25,781                $25,381
-------------------------------------------------------------------------------
Class C                                         $25,750                $25,750
-------------------------------------------------------------------------------
Class Z                                         $26,157                   --
-------------------------------------------------------------------------------

                                                       MSCI AC Asia
        Without sales charge    With sales charge     Pac Free Index
--------------------------------------------------------------------------------
 8/98         $10,000             $ 9,425             $ 8,762
 9/98          10,770              10,152               8,770
10/98          12,809              12,072              10,320
11/98          13,590              12,809              10,885
12/98          14.041              13,234              11,198
 1/99          13,637              12,853              11,248
 2/99          13,839              13,043              10,998
 3/99          15,797              14,889              12,344
 4/99          18,138              17,095              13,324
 5/99          17,211              16,222              12,551
 6/99          20,234              19,070              13,878
 7/99          21,810              20,556              14,709
 8/99          22,660              21,357              14,605
 9/99          22,916              21,559              15,020
10/99          23,980              22,601              15,599
11/99          27,855              26,253              16,420
12/99          31,092              29,304              17,456
 1/00          29,105              27,431              16,761
 2/00          29,431              27,739              16,234
 3/00          30,552              28,795              17,352
 4/00          28,026              26,414              16,073
 5/00          26,162              24,658              15,170
 6/00          26,098              24,598              16,200

The Morgan Stanley Capital International All Country Asia Pacific Free Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

Average Annual Total Returns as of 6/30/00

Share Class            A                 B                   C             Z
Inception Date       8/19/98           8/19/98            8/19/98       8/12/99
--------------------------------------------------------------------------------
                Without    With    Without    With    Without    With   Without
                 sales    sales     sales    sales     sales     sales   sales
                 charge   charge   charge    charge    charge   charge  charge
--------------------------------------------------------------------------------
1 Year             36.18%   28.35%   35.43%    30.43%    35.27%   34.27%  36.49%
--------------------------------------------------------------------------------
Life               67.35%   62.11%   66.25%    64.86%    66.15%   66.15%  67.55%

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class Z shares (newer class shares) performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. The Class A share returns are not restated to reflect any expense differential (e.g., 12b-1 fees) between Class A and the newer Class shares. Had the expense differential been reflected, the returns for the period prior to the inception of the Class Z shares would have been higher.

--------------------------------------------------------------------------------
    TOP 5 HOLDINGS

    CHINA MOBILE                                                      4.6%
    PETROCHINA                                                        4.6%
    LI & FUNG                                                         3.9%
    SONY                                                              3.6%
    SAMSUNG ELECTRONICS                                               3.5%

    TOP FIVE HOLDINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THESE HOLDINGS IN THE FUTURE.

    TOP 5 COUNTRY BREAKDOWN

    JAPAN                                                            39.9%
    HONG KONG                                                        37.0%
    SINGAPORE                                                         7.9%
    KOREA                                                             7.0%
    TAIWAN                                                            4.2%

    TOP FIVE HOLDINGS ARE CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS COUNTRY BREAKDOWN IN THE FUTURE.

    BOUGHT
    ---------------------------------------------------------------------------
    SAMSUNG ELECTRONICS (3.5% OF FUND NET ASSETS)
    SAMSUNG, BASED IN KOREA, HAS DIVERSIFIED AWAY FROM BEING A PRODUCER OF MEMORY CHIPS TO A MANUFACTURER OF HIGH-QUALITY FLAT PANEL SCREENS AND CELLULAR PHONES, THEREBY TRANSFORMING ITSELF FROM A HIGHLY CYCLICAL
    COMPANY INTO ONE WITH EXCITING GROWTH PROSPECTS. SAMSUNG IS NOW THE
    WORLD'S FOURTH-LARGEST CELLULAR MANUFACTURER.

    CHINA UNICOM (1.0% OF FUND NET ASSETS)
    CHINA UNICOM IS THE SECOND-LARGEST NET MOBILE PHONE COMPANY IN CHINA. THE COMPANY IS BENEFITING FROM A SURGE IN WIRELESS SUBSCRIBERSHIP. DURING APRIL, CHINA ADDED MORE WIRELESS SUBSCRIBERS THAN FIXED-LINE SUBSCRIBERS. MARKET PENETRATION REMAINS LOW, HOWEVER, AUGURING WELL FOR FUTURE GROWTH.

    SOLD
    ----------------------------------------------------------------------
    SM PRIME HOLDINGS
    WE SOLD SHARES OF SM PRIME HOLDINGS, A PHILIPPINES REAL ESTATE DEVELOPER, AMID CONCERN THAT THE PHILIPPINE GOVERNMENT IS NOT CONTROLLING ITS DEBT SUFFICIENTLY TO MEET OUR TOP-DOWN CRITERIA. IN TERMS OF FUND ASSETS, THE STOCK WAS NOT A SIGNIFICANT POSITION, BUT ITS SALE WAS SYMBOLIC BECAUSE IT REPRESENTED THE ELIMINATION OF THE ENTIRE PHILIPPINES POSITION.

    SOFTBANK INTERNATIONAL (0.6% OF FUND NET ASSETS)
    WE SOLD HALF OF OUR POSITION IN SOFTBANK. THE COMPANY REMAINS AN
    ATTRACTIVE INVESTMENT, WITH ITS EXTENSIVE PORTFOLIO OF INTERNET-RELATED HOLDINGS, BUT IN THE NEAR TERM WE FELT ITS VALUATION WAS TOO HIGH TO WARRANT A FULLY-WEIGHTED POSITION.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

FUND HELD UP WELL DURING A VOLATILE PERIOD
For the 12-month period ended June 30, 2000, Liberty Newport Asia Pacific Fund's Class A shares had a total return of 36.18% without a sales charge. It outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Countries Asia Pacific Free Index, which had a total return of 17.49% for the same period.(1) The Fund's strong performance was attributable to a general economic recovery throughout the Pacific Basin. Although many markets gave back some of their gains during the volatile second quarter of 2000, investors who held on throughout the 12-month period were well-rewarded.

(1) The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free Index is an unmanaged index that invests in stocks in the Pacific Basin. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

ALL EYES ON JAPAN'S LONG-TERM RECOVERY
The Japanese market finally came to life during 1999 following years of sluggishness. The benchmark Nikkei hit a three-year high of 20,000 during early 2000 before settling back during the second quarter. Part of the reason for this pullback was the uncertainty created by the death of Prime Minister Krizo Obuchi, who was replaced by Yoshiro Mori.

Japan is experiencing what we term a "micro-recovery," as corporate profits are sharply higher but gross domestic product (GDP) has struggled to forge into positive territory. Our long-term view is that the micro-recovery will win out, assuming that the government is able to check its spending and thereby reduce the country's debt. However, investors should note that the Fund's position in Japan (39.9% of total investment) is reduced from the levels of prior reports, and is substantially underweighted compared to the Fund's regional benchmark, the MSCI All Country Asia Pacific Free Index. This underweighting does not reflect a negative stance on Japan, but rather the fact that we are able to find better growth opportunities elsewhere.

THE FACE OF ASIA IS CHANGING
The financial crisis of 1997-1998 left a permanent imprint on Asia's investment landscape. Much of Southeast Asia, once the driving force of the Pacific Basin, has not been able to reform itself to meet the Fund's criteria of market liquidity and long-term growth in GDP. Our attention and enthusiasm has shifted to Greater China, which now accounts for approximately 41% of total investments.

Another area of growing interest is India, currently 1.5% of total investments. India is following China's lead and is moving rapidly toward a more open, free-market economy. India is not yet a major market and many risks remain. However, it is worth noting that India and China together account for approximately 40% of the world's population. The prospect of the economies of India, China and Japan all growing at the same time has no modern precedent and is one of the most powerful wild cards of the decade ahead.

POLITICS DOMINATE THE 2000 HEADLINES
The first six months of 2000 included many important events that could shape the region for years to come. In May, the U.S. Congress voted in favor of permanent normal trade relations with China, a decisive step towards China's long-sought entry into the World Trade Organization.

The second quarter also saw the election of Chen Shui Bian to the presidency of Taiwan. Chen was the opposition candidate and therefore the least favorite of China. The market was expected to fall with the change in status quo but instead it rose because Chen was conciliatory toward China and China took a wait-and-see stance. Our investment in Taiwan (4.2% of total investments) has, to this point, been held back because of concerns about political risks and capital controls, so we will be watching the new administration with special interest.

OUTLOOK: CONTINUED ECONOMIC RECOVERY
We believe that the worst of the Asian economic crisis is behind us. High-quality companies that have survived over the past two-and-a-half years are now dominant in their industries, and they should continue to strengthen their market positions.

While there are undoubtedly hurdles to overcome, we believe that the positive developments over the past year can be sustained.

-------------------------------------------------------------------------------
TOP FIVE SECTORS
-------------------------------------------------------------------------------

                  Tech: Hardware:                 20.2%
                  Financials:                     14.1%
                  Consumer/Retail:                11.4%
                  Telecom:                        11.1%
                  Real Estate:                     6.4%

INDUSTRY SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THESE SECTOR WEIGHTINGS IN THE FUTURE.

/s/ Christopher H. Legallet                      /s/ David R. Smith

CHRISTOPHER H. LEGALLET and DAVID R. SMITH are co-managers of Liberty Newport Asia Pacific Fund. Mr. Legallet is Chief Investment Officer and a senior vice president of Newport Fund Management, Inc., and Mr. Smith is a senior vice president of Newport Fund Management, Inc.

International investing offers significant long-term growth potential, but also involves certain risks. Because many of the Asian countries are considered emerging markets, they are subject to a greater degree of social, political, currency and economic instability.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

COMMON STOCKS - 96.0%                               COUNTRY   SHARES     VALUE
-------------------------------------------------------------------------------

CONSTRUCTION - 0.3%
SPECIAL TRADE CONTRACTORS
Zhejiang Expressway Co., Ltd.                          HK      328      $    56
                                                                        -------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 21.3%
DEPOSITORY INSTITUTIONS - 8.7%
Commonwealth Bank of Australia                         Au        9          143
DBS Bank Ltd.                                          Si       51          652
HSBC Holdings PLC                                      HK       48          552
Hang Seng Bank Ltd.                                    HK       14          133
Overseas-Chinese Banking Corp. Ltd.                    Si       13           88
Suruga Bank, Ltd.                                      Ja        8          133
                                                                        -------
                                                                          1,701
                                                                        -------
FINANCIAL SERVICES - 0.2%
Aeon Credit Service Ltd.                               Ja        1           48
                                                                        -------
HOLDING COMPANIES - 5.4%
Citic Pacific Ltd.                                     HK       44          230
Hutchison Whampoa Ltd.                                 HK       47          591
Singapore Technologies Engineering Ltd.                Si      156          229
                                                                        -------
                                                                          1,050
                                                                        -------
NONDEPOSITORY CREDIT INSTITUTIONS - 2.6%
Acom Co., Ltd.                                         Ja        4          303
Aiful Corp.                                            Ja        1          125
Takefuji Corp.                                         Ja        1           72
                                                                        -------
                                                                            500
                                                                        -------
REAL ESTATE - 4.4%
Cheung Kong (Holdings) Ltd.                            HK       53          587
Sun Hung Kai Properties Ltd.                           HK       39          280
                                                                        -------
                                                                            867
                                                                        -------
-------------------------------------------------------------------------------
MANUFACTURING - 28.4%
CHEMICALS & ALLIED PRODUCTS - 2.0%
Takeda Chemical Industries Ltd.                        Ja        6          394
                                                                        -------
COMMUNICATIONS EQUIPMENT - 4.7%
AsiaInfo Holdings, Inc. (a)                                      2          103
Matsushita Communication Industrial Co.                Ja        1          117
Sony Corp.                                             Ja        8          700
                                                                        -------
                                                                            920
                                                                        -------
ELECTRICAL INDUSTRIAL EQUIPMENT - 0.4%
Sodick Co., Ltd. (a)                                   Ja       10           82
                                                                        -------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.5%
Yamaichi Electronics Co., Ltd.                         Ja        5          162
Yokowo Co., Ltd.                                       Ja        5          128
                                                                        -------
                                                                            290
                                                                        -------
ELECTRONIC COMPONENTS - 10.2%
Kyocera Corp.                                          Ja        2          356
Murata Manufacturing Co., Ltd.                         Ja        2          287
Rohm Co., Ltd.                                         Ja        1          292
Samsung Electronics                                    Ko        2          672
Tokyo Denpa Co., Ltd.                                  Ja        3          187
United Microelectronics Corp., Ltd.                    Tw       68          190
                                                                        -------
                                                                          1,984
                                                                        -------
FOOD & KINDRED PRODUCTS - 0.4%
Ito En Ltd.                                            Ja        1           74
                                                                        -------
MACHINERY & COMPUTER EQUIPMENT - 4.1%
Canon, Inc.                                            Ja        9          449
Fujitsu Ltd.                                           Ja        7          242
Union Tool                                             Ja        1          119
                                                                        -------
                                                                            810
                                                                        -------
MEASURING & ANALYZING INSTRUMENTS - 1.0%
Keyence Corp.                                          Ja        1          198
                                                                        -------
MISCELLANEOUS MANUFACTURING - 0.8%
Secom Co., Ltd.                                        Ja        2          146
                                                                        -------
PRINTING & PUBLISHING - 3.3%
Singapore Press Holdings Ltd.                          Si       31          491
South China Morning Post Ltd.                          HK      194          151
                                                                        -------
                                                                            642
                                                                        -------
-------------------------------------------------------------------------------
MINING & ENERGY - 4.5%
OIL & GAS EXTRACTION
PetroChina Co., Ltd. (a)                               HK    4,248          883
                                                                        -------
-------------------------------------------------------------------------------
RETAIL TRADE - 10.9%
APPAREL & ACCESSORY STORES - 3.4%
Esprit Holdings Ltd.                                   HK      259          269
Giordano International Ltd.                            HK      262          398
                                                                        -------
                                                                            667
                                                                        -------
FOOD STORES - 0.8%
President Chain Store Corp.                            Tw       44          163
                                                                        -------
GENERAL MERCHANDISE STORES - 2.7%
Don Quijote Co., Ltd.                                  Ja        1          209
Ryohin Keikaku Co., Ltd.                               Ja        1          153
Seven-Eleven Japan Co., Ltd.                           Ja        2          168
                                                                        -------
                                                                            530
                                                                        -------
HOME FURNISHINGS & EQUIPMENT - 0.9%
Yamada Denki Co.                                       Ja        2          179
                                                                        -------
MISCELLANEOUS RETAIL - 2.3%
Foster's Brewing Group Ltd.                            Au       63          176
Matsumotokiyoshi                                       Ja        3          273
                                                                        -------
                                                                            449
                                                                        -------
RESTAURANTS - 0.8%
Cafe De Coral Holdings Ltd.                            HK      410          147
                                                                        -------

SERVICES - 10.8%
AMUSEMENT & RECREATION - 0.5%
People Co., Ltd.                                       Ja        1           96
                                                                        -------
AUTO REPAIR, RENTAL & PARKING - 1.9%
Park24 Co., Ltd.                                       Ja        3          377
                                                                        -------
BUSINESS SERVICES - 0.6%
Oracle Corp. Japan                                     Ja      (b)           72
Oracle Corp. Japan
  New Shares (a)                                       Ja      (b)           37
                                                                        -------
                                                                            109
                                                                        -------
COMPUTER RELATED SERVICES - 4.7%
Bellsystem 24, Inc.                                    Ja      (b)           98
Datacraft Asia Ltd.                                    Si        3           27
Fujitsu Support & Services, Inc.                       Ja        2          178
Orix Corp.                                             Ja        3          461
SINA.com (a)                                           HK        2           44
Synnex Technology International Corp.                  Tw       22          118
                                                                        -------
                                                                            926
                                                                        -------
COMPUTER SOFTWARE - 3.1%
NIIT Ltd.                                              In        6          272
Taiwan Semiconductor Manufacturing Co. (a)             Tw       68          323
                                                                        -------
                                                                            595
                                                                        -------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 13.6%
AIR TRANSPORTATION - 1.0%
China Unicom Ltd. (a)                                  HK       88          187
                                                                        -------
COMMUNICATIONS - 0.2%
Advanced Information Services                          Th        4           45
                                                                        -------
ELECTRIC SERVICES - 0.2%
Hong Kong Electric Holdings Ltd.                       HK       11           34
                                                                        -------
GAS SERVICES - 2.1%
Hong Kong & China Gas Co., Ltd.                        HK      366          411
                                                                        -------
SANITARY SERVICES - 0.3%
Sanix, Inc.                                            Ja        1           63
                                                                        -------
TELECOMMUNICATION - 9.8%
China Telecom Ltd. (a)(c)                              HK      101          899
Korea Telecom Corp. ADR                                Ko        4          174
Nippon Telegraph & Telephone Corp.                     Ja      (b)          372
SK Telecom                                             Ko        1          475
                                                                        -------
                                                                          1,920
                                                                        -------
-------------------------------------------------------------------------------
WHOLESALE TRADE - 6.2%
DURABLE GOODS
Johnson Electric Holdings Ltd.                         HK       34      $   322
Li & Fung Ltd.                                         HK      152          761
Softbank Corp.                                         Ja        1          122
                                                                        -------
                                                                          1,205
                                                                        -------
Total Common Stocks
  (cost of $14,286)(d)                                                   18,748
                                                                        -------
SHORT-TERM OBLIGATIONS - 1.3%
                                                             PAR
-------------------------------------------------------------------------------

Repurchase agreement with SBC Warburg Ltd., dated 6/30/00
  due 7/03/00 at 6.600%, collateralized by U.S. Treasury
  notes with various maturities to 2026, market value
  $259 (repurchase proceeds $254)                           $  254          254
                                                                        -------
OTHER ASSETS & LIABILITIES, NET - 2.7%                                      527
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $19,529
                                                                        -------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Rounds to less than one.
(c) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal income tax purposes is $14,556

SUMMARY OF
SECURITIES BY
COUNTRY                  COUNTRY                  VALUE       % OF TOTAL
------------------------------------------------------------------------
Japan                      Ja                   $ 7,472             39.9
Hong Kong                  HK                     6,935             37.0
Singapore                  Si                     1,487              7.9
Korea                      Ko                     1,321              7.0
Taiwan                     Tw                       794              4.2
Australia                  Au                       319              1.7
India                      In                       272              1.5
United States              US                       103              0.6
Thailand                   Th                        45              0.2
                                                -------           ------
                                                $18,748           100.0%
                                                =======           =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM                                     NAME
------------------              -------------------------------
ADR                               American Depositary Receipt

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

June 30, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $14,286)                                  $18,748
Short-term obligations                                                   254
                                                                     -------
                                                                      19,002
Cash including foreign currencies (cost $393)               $394
Receivable for:
  Fund shares sold                                           169
  Investments sold                                            54
  Dividends                                                    8
  Expense reimbursement due from Advisor/Administrator        47
  Other                                                       65         737
                                                            ----     -------
    Total Assets                                                      19,739
LIABILITIES
Cash including foreign currencies (cost $81)                  81
Payable for Fund shares repurchased                            1
Accrued:
  Management fee                                              17
  Administration fee                                           4
  Transfer agent fee                                           4
  Bookkeeping fee                                              2
Other                                                        101
                                                            ----
    Total Liabilities                                                    210
                                                                     -------
NET ASSETS                                                           $19,529
                                                                     =======
Net asset value & redemption price per share -
  Class A ($10,213/416)                                              $ 24.55(a)
                                                                     =======
Maximum offering price per share -
Class A ($24.55/0.9425)                                              $ 26.05(b)
                                                                     =======
Net asset value & offering price per share -
  Class B ($5,836/240)                                               $ 24.31(a)
                                                                     =======
Net asset value & offering price per share -
  Class C ($1,383/57)                                                $ 24.28(a)
                                                                     =======
Net asset value, redemption & offering
  price per share - Class Z ($2,097/85)                              $ 24.59
                                                                     =======
COMPOSITION OF NET ASSETS
Capital paid in                                                       15,314
Overdistributed net investment income                                   (388)
Accumulated net realized gain                                            140
Net unrealized appreciation on:
  Investments                                                          4,462
  Foreign currency transactions                                            1
                                                                     -------
                                                                     $19,529
                                                                     =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended June 30, 2000
(In thousands)

INVESTMENT INCOME
Dividends                                                            $   154
Interest                                                                  58
                                                                     -------
    Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which amounted
      to $9)                                                             212

EXPENSES
Management fee                                             $  141
Administration fee                                             35
Service fee -- Class A, Class B, Class C                       31
Distribution fee -- Class B                                    27
Distribution fee -- Class C                                     7
Transfer agent fee                                             38
Bookkeeping fee                                                27
Trustees fee                                                    6
Custodian fee                                                  22
Audit fee                                                      48
Registration fee                                               65
Reports to shareholders                                         8
Legal fee                                                       8
Other                                                           4
                                                           ------
                                                              467
Fees waived by the Advisor/Administrator                     (135)       332
                                                           ------    -------
    Net Investment Loss                                                 (120)
                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                 453
  Foreign currency transactions                               (43)
                                                           ------    -------
    Net Realized Gain                                                    410
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                               2,324
  Foreign currency transactions                                 1
                                                           ------
Net change in unrealized appreciation/depreciation                     2,325
                                                                     -------
    Net Gain                                                           2,735
                                                                     -------
Increase in Net Assets from Operations                               $ 2,615
                                                                     -------

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(In thousands)

                                                      YEAR ENDED   PERIOD ENDED
                                                       JUNE 30,      JUNE 30,
--------------------------------------------------------------------------------
                                                        2000(a)       1999(b)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                                    $  (120)       $   (7)
Net realized gain                                          410           185
Net unrealized appreciation                              2,325         2,138
                                                       -------        ------
    Net Increase from Operations                         2,615         2,316
                                                       -------        ------
DISTRIBUTIONS:
From net investment income - Class A                      --             (24)
In excess of net investment income - Class A              (143)         --
From net realized gains - Class A                         (238)         --
From net investment income - Class B                      --              (1)
In excess of net investment income - Class B               (53)         --
From net realized gains - Class B                          (96)         --
From net investment income - Class C                      --              (1)
In excess of net investment income - Class C               (13)         --
From net realized gains - Class C                          (23)         --
In excess of net investment income - Class Z               (43)         --
From net realized gains - Class Z                          (70)         --
                                                       -------        ------
                                                         1,936         2,290
                                                       -------        ------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A                       4,730         2,479
Value of distributions reinvested - Class A                379            24
Cost of shares repurchased - Class A                      (846)         --
                                                       -------        ------
                                                         4,263         2,503
                                                       -------        ------
Receipts for shares sold - Class B                       6,739           416
Value of distributions reinvested - Class B                123             1
Cost of shares repurchased - Class B                    (1,698)         --
                                                       -------        ------
                                                         5,164           417
                                                       -------        ------
Receipts for shares sold - Class C                       1,147           112
Value of distributions reinvested - Class C                 35             1
Cost of shares repurchased - Class C                       (57)         --
                                                       -------        ------
                                                         1,125           113
                                                       -------        ------
Receipts for shares sold - Class Z                       1,880          --
Value of distributions reinvested - Class Z                114          --
Cost of shares repurchased - Class Z                      (276)         --
                                                       -------        ------
                                                         1,718          --
                                                       -------        ------
Net Increase from Fund Share Transactions               12,270         3,033
                                                       -------        ------
    Total Increase                                      14,206         5,323

NET ASSETS
Beginning of period                                    $ 5,323        $ --
                                                       -------        ------
End of period (net of overdistributed net investment
  income of $388 and $28, respectively)                $19,529        $5,323
                                                       -------        ------

NUMBER OF FUND SHARES:
Sold - Class A                                             191           240
Issued for distributions reinvested - Class A               16             2
Repurchased - Class A                                      (33)         --
                                                       -------        ------
                                                           174           242
                                                       -------        ------
Sold - Class B                                             278            27
Issued for distributions reinvested - Class B                5           (c)
Repurchased - Class B                                      (70)         --
                                                       -------        ------
                                                           213            27
                                                       -------        ------
Sold - Class C                                              47            11
Issued for distributions reinvested - Class C                1           (c)
Repurchased - Class C                                       (2)         --
                                                       -------        ------
                                                            46            11
                                                       -------        ------
Sold - Class Z                                              91          --
Issued for distributions reinvested - Class Z                5          --
Repurchased - Class Z                                      (11)         --
                                                       -------        ------
                                                            85          --
                                                       -------        ------

(a) Class Z shares were initially offered on August 13, 1999.
(b) The Fund commenced investment operations on August 19, 1998.
(c) Rounds to less than one.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2000

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Asia Pacific Fund (formerly Newport Asia Pacific Fund) (the
Fund), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in or which derive a substantial portion of their revenue from business activity with or in the Asia Pacific Region. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A Shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Effective February 1, 2000, Class B shares will convert to Class A as follows:

                                                  CONVERTS TO
                ORIGINAL PURCHASE                CLASS A SHARES
                -----------------                --------------
        Less than $250,000                          8 years
        $250,000 to less than $500,000              4 years
        $500,000 to less than $1,000,000            3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective August 13, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average net assets.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT:

Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses through December 31, 1999.

Effective January 1, 2000, the Transfer Agent fee was changed to a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent continues to receive reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended June 30, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $90,469 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $3, $45,273 and $304 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended June 30, 2000, purchases and sales of investments, other than short-term obligations, were $15,113,688 and $3,949,405, respectively.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for federal income tax purposes was:

   Gross unrealized appreciation                                $ 5,331,422
   Gross unrealized depreciation                                 (1,139,075)
                                                                -----------
       Net unrealized appreciation                              $ 4,192,347
                                                                ===========

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 2000.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

At June 30, 2000, Colonial Management Associates, Inc., Liberty Counselor Growth Portfolio, and Liberty Counselor Balanced Portfolio, owned 32.1%, 7.3% and 3.4% respectively of the fund's outstanding shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                           YEAR ENDED JUNE 30, 2000
                                                     CLASS A              CLASS B             CLASS C            CLASS Z(c)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  19.010            $  18.900           $  18.900           $  19.860
                                                    ---------            ---------           ---------           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                             (0.156)              (0.341)             (0.341)             (0.082)
Net realized and unrealized gain                        7.021                7.028               6.998               6.153
                                                    ---------            ---------           ---------           ---------
Total from Investment Operations                        6.865                6.687               6.657               6.071
                                                    ---------            ---------           ---------           ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.497)              (0.449)             (0.449)             (0.513)
From net realized gains                                (0.828)              (0.828)             (0.828)             (0.828)
                                                    ---------            ---------           ---------           ---------
Total Distributions Declared to Shareholders           (1.325)              (1.277)             (1.277)             (1.341)
                                                    ---------            ---------           ---------           ---------
NET ASSET VALUE, END OF PERIOD                      $  24.550            $  24.310           $  24.280           $  24.590
                                                    =========            =========           =========           =========
TOTAL RETURN (D)(E)                                    36.18%               35.43%              35.27%              30.65%(f)
                                                    =========            =========           =========           =========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                            2.15%                2.90%               2.90%               1.48%(h)
Net investment loss (g)                               (0.65)%              (1.40)%             (1.40)%             (0.38)%(h)
Fees and expenses waived or borne by the
  Advisor/Administrator (g)                             0.96%                0.96%               0.96%               0.21%(h)
Portfolio turnover                                        31%                  31%                 31%                 31%(f)
Net assets at end of period (000)                   $  10,213            $   5,836           $   1,383           $   2,097

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                                    $   0.233            $   0.233           $   0.233           $   0.046
(b) Per share data was calculated using average shares outstanding during the period.
(c) Class Z shares were initially offered on August 13, 1999. Per share data reflects activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.
----------------------------------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Foreign taxes paid during the fiscal year ended June 30, 2000 amounting to $9,321 ($0.0117 per share) are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2000. Gross income derived from sources within foreign countries amounted to $162,887 ($0.2053 per share) for the fiscal year ended June 30, 2000.

The Fund designates $249,524 of long-term capital gains earned during the fiscal year ended June 30, 2000.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:
                                                                       PERIOD ENDED
                                                                     JUNE 30, 1999(b)
                                                     CLASS A              CLASS B             CLASS C
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $  10.000            $  10.000           $  10.000
                                                    ---------            ---------           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                             (0.019)              (0.107)             (0.107)
Net realized and unrealized gain                        9.135                9.101               9.101
                                                    ---------            ---------           ---------
Total from Investment Operations                        9.111                8.994               8.994
                                                    ---------            ---------           ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.106)              (0.094)             (0.094)
                                                    ---------            ---------           ---------
NET ASSET VALUE, END OF PERIOD                      $  19.010            $  18.900           $  18.900
                                                    =========            =========           =========
Total Retrun (d)(e)(f)                                 91.64%               90.36%              90.36%
                                                    =========            =========           =========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                         2.15%                2.90%               2.90%
Net investment loss (g)(h)                            (0.15)%              (0.90)%             (0.90)%
Fees and expenses waived or borne by the
  Advisor/Administrator (g)(h)                          3.10%                3.10%               3.10%
Portfolio turnover (f)                                    26%                  26%                 26%
Net assets at end of period (000)                   $   4,606            $     515           $     202

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                                    $   0.365            $   0.365           $   0.365
(b) The Fund commenced investment operations on August 19, 1998.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI AND THE SHAREHOLDERS OF
LIBERTY NEWPORT ASIA PACIFIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Asia Pacific Fund, (formerly Newport Asia Pacific Fund) (the "Fund"), (a series of Liberty Funds Trust VI), at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2000

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD  W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)



IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus, which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Asia Pacific Fund

-------------------------------------------------------------------------------

                               GIVE ME LIBERTY.(SM)

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      At Liberty, its our job to help you achieve your financial goals. So whether it's saving for your kids education, building your retirement nest egg, or managing your income . . . we can help. We offer a diverse family of mutual
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      Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.

-------------------------------------------------------------------------------

Liberty Newport Asia Pacific Fund ANNUAL REPORT, JUNE 30, 2000

[logo] L I B E R T Y
       -------------
           F U N D S

Liberty Funds Distributor, Inc. (C)2000
One Financial Center, Boston, MA 02111-2621 www.libertyfunds.com

                                               737-02/360C-0700 (08/00) 00/1326